Exhibit 19(b)

SECTION 906 CERTIFICATION

I, John M. Coughlan, Chief Executive Officer and Treasurer of Litman Gregory Funds Trust (the “Trust”) each certify that:

1.	This Form N-CSR filing for the Trust (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

By:	/s/ John M. Coughlan
John M. Coughlan
Chief Executive Officer

Date:	March 10, 2026

By:	/s/ John M. Coughlan
John M. Coughlan
Treasurer

Date:	March 10, 2026